Exhibit 10.9(b)
                                                                 ---------------



                                AMENDMENT NO. 1

                                     TO THE

                            POWER PURCHASE CONTRACT

                                    BETWEEN

                       SOUTHERN CALIFORNIA EDISON COMPANY

                                      AND

                               ZOND SYSTEMS, INC.

                                  MONOLITH II


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                                 AMENDMENT NO. 1

                             POWER PURCHASE CONTRACT

                                     BETWEEN

                       SOUTHERN CALIFORNIA EDISON COMPANY

                                       AND

                               ZOND SYSTEMS, INC.

1. PARTIES: This Amendment No. 1 to the Power Purchase Contract between Southern California Edison Company and Zond Systems, Inc. - Monolith II ("Contract"), is entered into by Southern California Edison Company ("Edison"), a California corporation, and Zond Systems, Inc., a California corporation ("Seller"), individually "Party," collectively "Parties."

2. RECITALS: This Amendment No. 1 to the Contract is made with reference to the following facts, among others:

        2.1 The Contract was executed between Southern California Edison Company and Zond Systems, Inc., as of the 22nd day of June, 1984.

        2.2 Seller wishes to amend the Contract to reflect their current development plans.

        2.3 Edison is willing to amend the Contract to reflect the Seller's current development plans.

3.      Agreement: The Parties agree to amend the Contract as follows:

        3.1 Section 1.2.a. is amended to change the nameplate rating from "7,000 kW" to 025,000 kW".

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        3.2     Section 1.5 is amended to change Contract Capacity from "7,000
                kW" to 025,000 kW".

        3.3 Section 1.5.1 is amended to change estimated as available capacity from "7,000 kW" to "25,000 kW".

        3.4 Section 1.6 is amended to change expected annual production from "24,000,000 kWh" to 85,700,000 kWh".

4. Other Contract Terms and Conditions: Except as expressly amended, the terms and conditions of the original Contract, shall remain in full force and effect.

5. Effective Date: This Amendment No. 1 shall become effective when it has been duly executed by the Parties.

6. Signature Clause: The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 1 to the Contract on behalf of the Party for whom they sign.
        This Amendment No. 1 to the Contract is hereby executed as of this 20th day of September, 1985.


                                              SOUTHERN CALIFORNIA EDISON COMPANY


                                              By  /s/ Edward A. Myers, Jr.
                                                 -------------------------------
                                                 Edward A. Myers, Jr.,
                                                 Vice President


                                              ZOND SYSTEMS, INC.


                                              By  /s/ Daniel G. Reynolds
                                                 -------------------------------
                                                 Daniel G. Reynolds
                                                 Senior Vice President

                        2.4 Concurrent with this Amendment No. 1, Edison and Seller have agreed to terminate four previous Power Purchase Contracts, dated June 22, 1984, designated Monolith III, Monolith IV, Monolith V and Monolith VI, to effectively transfer capacity to be produced under those Power Purchase Contracts from those Power Purchase Contracts to account for the increase in capacity to be produced under this Contract.

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                       Southern California Edison Company

                                   P O BOX 800

                            2244 WALNUT GROVE AVENUE

                            ROSEMEAD CALIFORNIA 91770

                                October 15, 1986

Zond Systems, Inc.
112 South Curry Street
Tehachapi, CA 93561

Attention: Mr. Al Davies

Gentlemen:

Subject:        Certificate of Insurance
                Generators located at Tehachapi
                Monolith I - QFID No. 6043
                Monolith II - QFID No. 6044
                Phase I - QFID No. 6002
                Phase II - QFID No. 6010
                Northwind I - QFID No. 6111
                Victory Garden I - QFID No. 6039
                Victory Garden II - QFID No. 6040
                Victory Garden III - QFID No. 6041
                Victory Garden IV - OFID No. 6042

By letters dated August 1, 1986 and August 29, 1986, Edison advised you to provide Edison with a valid Certificate of Insurance pursuant to your Power Purchase Contracts with Edison. To date Edison has not received the requested Certificate of Insurance.

You are hereby notified that Edison must receive the subject Certificate of Insurance on or before November 7, 1986. If Edison does not receive a Certificate of Insurance by November 7, 1986, Edison shall consider Zond Systems, Inc. in breach of the conditions of the Power Purchase Contracts and Edison shall initiate action(s) to disconnect Zond Systems, Inc.'s generator(s) from the Edison electric system.

Please forward the Certificate of Insurance to the undersigned at the letterhead address, Room 465. If you have any questions, please call Mr. R. D. Gallagher at
(818) 302-2185.

                                        Sincerely


                                        A. P. C. King
                                        Supervisor, Contract Administration
                                        Cogeneration and Small Power Development